UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 2, 2017

MJ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-167824	20-8235905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4141 NE 2 Ave. #204-A Miami, FL 33137

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (305) 455-1800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2017, Shawn Chemtov provided MJ Holdings, Inc. (the “Company”) with notice of his resignation as co-chief executive officer of the Company and from it’s Board of Directors (the “Board”), effective immediately, due to other commitments and not as a result of any disagreement with the Company. Mr. Chemtov has served as co-CEO and on the Board since 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MJ HOLDINGS, INC.

Date: June 2, 2017	By:	/s/ Adam Laufer
Name: Adam Laufer
Title: Chief Executive Officer